                                                                    EXHIBIT 10.8


                               AMENDMENT NO. 1 TO
                             NOTE PURCHASE AGREEMENT

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT ("Amendment") effective as of October 15, 2004 (the "Effective Date") by and among CALAMOS HOLDINGS, INC., a Delaware corporation (the "Company"), and the purchasers listed in Schedule A hereto (the "Purchasers").

                                    RECITALS

WHEREAS the Company and the Purchasers have entered into an Note Purchase Agreement dated as of April 29, 2004 (such Note Purchase Agreement, as amended from time to time, the "Note Purchase Agreement"); and

WHEREAS the Company desires to amend the Note Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the material promises and agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

All capitalized terms used herein and not defined herein shall have the meaning specified in the Note Purchase Agreement.

1. Amendment. Section 10.8(a) of the Note Purchase Agreement is amended by replacing the word "corporation" with the words "corporation or limited liability company" wherever it appears in that section. The text of Section 10.8(a) prior to the amendment and subsequent to the amendment is attached as Exhibit A hereto.

2. Effectiveness. Pursuant to Section 17.1 of the Note Purchase Agreement, this Amendment shall be effective upon its execution by the Company and the Required Holders. Upon such execution, this Amendment shall be deemed effective, and the Note Purchase Agreement shall be deemed amended as herein provided, as of the Effective Date.

3. Ratification. Except as amended hereby, the Note Purchase Agreement is ratified and confirmed and shall continue in full force and effect.

4. Governing Law. This Amendment to the Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

5. Counterparts. This amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

In witness whereof, the parties hereto have executed this Amendment as of the Effective Date.

                                  CALAMOS HOLDINGS, INC.

                                  By: /s/ James S. Hamman, Jr.
                                  Name: James S. Hamman, Jr.
                                  Title: Executive Vice President, General
                                         Counsel and Secretary

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Jeffrey J. Cannon
Name: Jeffrey J. Cannon


By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
      Authorized Signatories


ALLSTATE INSURANCE COMPANY

By: /s/ Jeffrey J. Cannon
Name: Jeffrey J. Cannon


By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
      Authorized Signatories

THE TRAVELERS INSURANCE COMPANY

By:  /s/ Matthew J. McInerny
Name:  Matthew J. McInerny
Title:  Investment Officer

CITICORP INSURANCE AND INVESTMENT TRUST, BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

By:  /s/ Matthew J. McInerny
Name:  Matthew J. McInerny
Title:  Investment Officer

PRIMERICA LIFE INSURANCE COMPANY

By:  /s/ Matthew J. Inerny
Name:  Matthew J. Inerny
Title:  Investment Officer

THE TRAVELERS LIFE AND ANNUITY COMPANY (ON BEHALF OF ONE OF ITS SEPARATE
ACCOUNTS)

By:  /s/ Matthew J. Inerny
Name:  Matthew J. Inerny
Title:  Investment Officer

THE TRAVELERS INSURANCE COMPANY (ON BEHALF OF ONE OF ITS SEPARATE ACCOUNTS)

By:  /s/ Matthew J. Inerny
Name:  Matthew J. Inerny
Title:  Investment Officer

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:  /s/ Mark E. Kishler
Name:  Mark E. Kishler
Title:  Its Authorized Representative

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:  Angela Brock-Kyle
Name:  Angela Brock-Kyle
Title:  Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:  /s/ Adrian Duff
Name: Adrian Duff
Title:  Managing Director

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:  /s/ Ellen I. Whittaker
Name:  Ellen I. Whittaker
Title:  Director, Fixed Income


THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:  /s/ Ellen I. Whittaker
Name:  Ellen I. Whittaker
Title:  Director, Fixed Income


FORT DEARBORN LIFE INSURANCE COMPANY
By: Guardian Investor Services LLC

By:  /s/ Ellen I. Whittaker
Name:  Ellen I. Whittaker
Title:  Director, Fixed Income

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:  /s/ Jed R. Martin
Name:  Jed R. Martin
Title:  Investment Vice President
         Private Placements

                                                                       Exhibit A

Unamended Section 10.8(a):

10.8  Merger, Consolidation, etc.

            The Company will not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:
      (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

Amended Section 10.8(a):

10.8  Merger, Consolidation, etc.

            The Company will not consolidate with or merge with any other corporation or limited liability company or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

                                   SCHEDULE A


                                                                        Principal Amount of
Name of Purchaser                                                      Notes to be Purchased
-----------------                                                      ---------------------
ALLSTATE LIFE INSURANCE COMPANY ....................................        $13,800,000
 ...................................................................          9,200,000

ALLSTATE INSURANCE COMPANY .........................................        $ 5,000,000
THE TRAVELERS INSURANCE COMPANY ....................................        $15,900,000
CITICORP INSURANCE AND INVESTMENT TRUST, BY TRAVELERS ASSET
MANAGEMENT INTERNATIONAL COMPANY, LLC ..............................        $ 1,000,000
PRIMERICA LIFE INSURANCE COMPANY ...................................        $ 2,000,000
THE TRAVELERS LIFE AND ANNUITY COMPANY (ON BEHALF OF ONE OF ITS
SEPARATE ACCOUNTS) .................................................        $ 6,800,000
THE TRAVELERS INSURANCE COMPANY (ON BEHALF OF ONE OF ITS SEPARATE
ACCOUNTS) ..........................................................        $ 2,300,000
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY .....................        $28,000,000
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ..............        $28,000,000
MIDLAND NATIONAL LIFE INSURANCE COMPANY ............................        $15,000,000
MIDLAND NATIONAL LIFE INSURANCE COMPANY ............................        $ 3,000,000
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA .....................        $10,000,000
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. .....................        $ 2,000,000
FORT DEARBORN LIFE INSURANCE COMPANY ...............................        $ 1,000,000
FORT DEARBORN LIFE INSURANCE COMPANY ...............................        $ 1,000,000
THE OHIO NATIONAL LIFE INSURANCE COMPANY ...........................        $ 6,000,000